UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2014

ARCTIC CAT INC.

(Exact name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Hwy 169 North Suite 1000 Plymouth, Minnesota	55441
(Address of Principal Executive Offices)	(Zip Code)

(763) 354-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 23, 2014, Arctic Cat Inc. (the “Registrant”) issued a press release regarding the Registrant’s results of operations for the second quarter ended September 30, 2014. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events.

On October 23, 2014, the Registrant announced that its Board of Directors has declared a quarterly cash dividend of $0.125 per share, payable on December 12, 2014 to all shareholders of record as of the close of business on November 28, 2014, subject to the continued ability of the Registrant to meet the standards for declaring dividends as provided in the Minnesota Business Corporation Act. The full text of the press release announcing the dividend is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued on October 23, 2014 regarding the Registrant’s results of operations for the second quarter ended September 30, 2014.

99.2	Press release issued on October 23, 2014 regarding the Registrant’s declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARCTIC CAT INC.

By	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer

Dated: October 23, 2014

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued on October 23, 2014 regarding the Registrant’s results of operations for the second quarter ended September 30, 2014.

99.2	Press release issued on October 23, 2014 regarding the Registrant’s declaration of a cash dividend.